                                                                   EXHIBIT 10.18

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED OR SOLD EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (2) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE



                          CONVERTIBLE PROMISSORY NOTE



$[Insert Purchase Price]              Dated: [Insert Closing Date]



     FOR VALUE RECEIVED, the undersigned MULTIMEDIA GAMES, INC., a Texas corporation ("Payor" or the "Company") HEREBY PROMISES TO PAY to the order of
              -----          -------
[Insert name of Purchaser] (the "Payee"), the principal sum of [Insert Purchase
                                 -----
Price] ($________). The principal amount of, and any accrued and unpaid interest on, this Note shall be due and payable by Payor on the earlier of [Insert first anniversary of Closing Date], or upon the occurrence of an Event of Default (defined below)(such earlier date being hereinafter called the "Maturity Date").
- --------------

     This Note shall bear interest at a rate of ten and one-half percent (10.5%) per annum payable on the Maturity Date.

     This Note is issued pursuant to a Subscription Agreement, dated July ___, 1996 (the "Subscription Agreement"), by and between Payor and Payee; and Payee
           ----------------------
or any successor holder hereof is entitled to the benefits thereof, may enforce the agreements of the Payor contained therein and may exercise the remedies provided for thereby.

     1.   Prepayment.  This Note may not be prepaid by Payor prior to its
          ----------
maturity except as provided in this Section 1. Payor shall be required to prepay this Note, without premium or penalty, out of the net proceeds of the Private Placement (defined below) or an underwritten public offering by the Company of its securities for cash. Any such payment shall be applied, first,
                                                                        -----
to any interest accrued but unpaid to the date of such payment and, second, to
                                                                    ------
the unpaid principal amount of this Note. Payee agrees to make a notation on this Note of any such payment, as of the prepayment date, of the prepaid portion of the principal amount hereof. All payments of principal and interest shall be in lawful money of the United States and made to Payee at his address heretofore provided
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to Payor.  Any such prepayment shall be subject to the right of the holder to convert this Note as provided in Section 2 hereof.

     2.  Conversion.
         ----------

     (a) Upon Private Placement. (i) If prior to the Maturity Date the Company
         ----------------------
consummates the Private Placement, the holder of this Note may, at the time of Closing of the Private Placement:

          (A) convert all or any part of the principal amount of this Note (in integral multiples of not less than such fraction of a unit of the Private Placement Securities (defined below) as may be demanded by the holder) by surrendering this Note to the Company together with a duly executed Notice of Conversion in the form annexed hereto not later than five (5) business days prior to the date of closing of the Private Placement, and

          (B) apply such principal amount so converted to the purchase price of the Private Placement Securities; provided that, such holder shall have
                                       -------------
     satisfied all other terms and conditions applicable to a purchaser of Private Placement Securities.

     The Company shall provide the holder with at least 10 business days prior written notice of the date of closing of the Private Placement.

     (ii) At the time of closing of the Private Placement, the Company shall deliver to the holder:

          (A) to the extent the holder has duly exercised its right of conversion as provided in Section 2(a), certificates evidencing the Private Placement Securities so purchased, plus interest to the date of such conversion on the principal amount so converted at the rate of interest provided in this Note; and

          (B) to the extent the holder has not exercised for conversion the entire principal amount of this Note, a certified or bank cashiers' check in an amount equal to the principal amount of this Note that was not so converted, plus interest thereon to the date of such payment at the rate of interest provided in this Note.

     (b) Conversion Into Conversion Units.  (i) Prior to the closing of the
         --------------------------------
Private Placement and at any time after the earlier of:

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          (A) the date of any prepayment required under Section 1 hereof by reason of the Company having consummated an underwritten public offering of its securities for cash, or

          (B) the Maturity Date (whether at the scheduled maturity or earlier by reason of an Event of Default) unless the Company defaults in the payment of principal and interest on the Maturity Date then until such later date on which payment of the principal and interest is made, or

          (C) commencing on and at any time after the 270th day after the date of this Note,

the principal amount of this Note may, at the option of the holder, be converted into units (each a "Conversion Unit" and collectively the "Conversion Units") at
                    ---------------                        ----------------
a conversion price (the "Conversion Price") of $3.00 per Conversion Unit.  Each
                         ----------------
Conversion Unit shall consist of (x) one (1) share of Common Stock and (y) one
(1) Redeemable Stock Purchase Warrant representing the right to purchase for a period of five years from the date of issuance thereof one share of Common Stock at $8.00 per share and otherwise in substantially the same form as a Warrant (defined below). The Company shall provide the holder with at least 10 business days prior written notice of an event described in Section 2(b)(i)(A) and (B) other than the maturity of this Note upon its scheduled Maturity Date.

     (ii) In order to exercise such conversion privilege, the holder of this Note shall surrender this Note to the Company together with a duly executed Notice of Conversion in the form annexed hereto at least two (2) business days prior to the date of such conversion. Upon such conversion, certificates for the Conversion Units shall be issued and delivered to the registered holder hereof forthwith (and in any event within five business days thereafter). Such issuance and delivery of certificates shall be made without charge to the holder for any issuance tax in respect thereto; provided, however, that in the event such
                                 -----------------
issuance and delivery is to a person other than the holder the Company shall not be required to (i) pay any tax which may be payable in respect of any such transfer, and (ii) issue or deliver such certificates unless and until the person requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. No fractional shares of Common Stock or warrants or scrip or cash in respect of a fraction shall be issued upon conversion of the Notes. Instead, all fractional interests shall be eliminated by rounding any fraction up or down to the nearest whole number of shares of Common Stock or of warrants.

     (iii) In the case of a conversion of less than all of this Note, the Company shall cancel this Note upon the surrender thereof and shall execute and deliver a new Note of like tenor for the balance of the principal amount thereof; provided that, if such conversion is in connection with an event
         -------------
described in Section 2(b)(i)(A) and (B), to the extent the holder has not exercised for conversion the entire principal amount of this Note, the Company shall deliver a certified or bank cashiers' check in an amount equal to the principal amount of this Note that was not so converted, plus interest thereon to the date of such payment at the rate of interest provided in this Note.

     3. Transfer of Note. This Note and the Conversion Units issuable upon the
        ----------------
conversion hereof may not be sold, transferred, assigned, hypothecated or otherwise disposed of unless such transfer would not result in a violation of the provisions of the Act and the rules and regulations promulgated under the Act. No such sale or transfer shall be permitted unless a registration statement with respect thereto is declared effective under the Act or the Company receives an opinion of counsel satisfactory to the Company that an exemption from the registration requirements of the Act is available. If permitted by the foregoing, any such sale, transfer, assignment, hypothecation or other disposition shall be effected by the holder surrendering this Note for cancellation at the office or agency of the Company maintained for such purpose, accompanied by an opinion of counsel satisfactory to the Company and its counsel, stating that an exemption from the registration requirements is available and by an annexed Form of Assignment duly executed.

     Each Note and each certificate for Conversion Units shall bear a legend substantially similar to the following:

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED OR SOLD EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (2) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE

     4.  Adjustments.  (a)  The number and kind of Conversion Units that are
         -----------
subject to the conversion of this Note, and the Conversion Price, shall be subject to adjustment as hereinafter set forth. Upon each adjustment of the Conversion Price as hereinafter provided herein, the holder of the Note shall thereafter be entitled to purchase, at the new Conversion Price resulting from such adjustment, the number of Conversion Units (calculated to the nearest tenth of a Unit) obtained by multiplying the Conversion Price in effect immediately prior to such adjustment by the number of Conversion Units purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Conversion Price resulting from such adjustment. In addition to any such adjustment in the Conversion Units, appropriate adjustment shall also be made to the exercise price of warrants comprising a part of the Conversion Units.

     (b) In case the Company shall at any time after the date hereof declare a dividend payable in shares of Common Stock or make a distribution to its shareholders generally in shares of Common Stock then, upon such dividend or distribution, the Conversion Price in effect immediately prior to the declaration of such dividend or distribution shall be reduced to a price determined by dividing an amount equal to the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution multiplied by the Conversion Price in effect immediately prior to such dividend of distribution, by the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

     (c) In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

     (d) In case of any consolidation or merger of the Company with another corporation after the date hereof, or the sale of all or substantially all of its assets to another corporation shall be effected after the date hereof or in case of any capital reorganization or reclassification of the capital stock of the Company, then, as a condition of such consolidation, merger or sale, reorganization or reclassification, lawful and adequate provision shall be made whereby the holder of this Note shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified herein and in lieu of the Conversion Units immediately theretofore purchasable and receivable upon the conversion of this Note, such shares of stock, securities or assets as may be issuable or payable with respect to or in exchange for a number of outstanding shares of Common Stock of the Company equal to the number of shares of Common Stock immediately theretofore receivable upon the conversion of this Note had such consolidation, merger, sale, reorganization, or reclassification not taken place, and in any such case appropriate provision shall be made with respect to the rights and interest of the registered holder of this Note to the end that the provisions hereof (including without limitation provisions for adjustment of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation of any shares of stock, securities or assets thereafter deliverable upon the conversion of this Note.

     5.  Notices to Holders.  If any of the following events shall occur:
         ------------------

     (a) there shall be any adjustment of the Conversion Price or the number of Conversion Units issuable upon the conversion of this Note;

     (b) the Company shall declare to the holders of its shares of Common Stock any dividend or distribution payable otherwise than in cash or if in cash payable otherwise than out of current or retained earnings;

     (c) the Company shall declare any dividend upon its shares of Common Stock payable in Common Stock or in securities convertible into or exchangeable for Common Stock, or any right or option to subscribe therefore;

     (d) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all its assets to, another corporation; or

     (e) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give written notice, by first class mail, postage prepaid, to the holder hereof, of the date on which
(a) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (b) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of shares of Common Stock of record shall participate in such dividend, distribution or subscription rights or shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such written notice shall be given at least 10 days prior to the action in question and not less than 10 days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

     6.  Reservation of Common Stock.  The Company shall at all times reserve
         ---------------------------
and keep available out of its authorized shares of Common Stock, solely for the purpose of its issue upon the conversion of this Note, such number of shares of Common Stock as shall then be issuable upon such conversion. The Company shall not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon the conversion of this Note would exceed the total number of shares of Common Stock then authorized by the Certificate of Incorporation of the Company.

     7.  Events of Default.  If any of the following events shall occur and be
         -----------------
continuing (herein called "Events of Default"):
                           -----------------

     (a) if the Company defaults in the payment of the principal of, and interest on, the Note when the same shall become due, either by the terms thereof or otherwise as herein provided;

     (b) if for more than 30 days the Company or any majority owned subsidiary defaults in any other obligation for borrowed money beyond any period of grace provided with respect thereto or in the performance of any other agreement, term or condition contained in any agreement under which any such obligation is created if the effect of such default is to cause, or permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause such obligation to become due prior to its stated maturity;

     (c) if any material representation or warranty made by the Company herein or in any writing furnished by the Company to the Purchaser in connection with this Note and the Subscription Agree ment shall he false in any material respect;

     (d) if the Company defaults in the performance or observance of any other agreement, term or condition contained herein and such default shall not have been remedied within 30 days after written notice thereof shall have been received by the Company from the Purchaser;

     (e) if the Company or any majority owned subsidiary makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts in the ordinary course of business or is adjudicated bankrupt or insolvent;

     (f) if the Company or any majority owned subsidiary petitions or applies to any tribunal for the appointment of a trustee or receiver of the Company or any subsidiary, or of any substantial part of the assets of the Company or any subsidiary, or commences any proceedings relating to the Company or any subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect; or if any such petition or application is filed, or any such proceedings are commenced, against the Company or any subsidiary, and the Company or such subsidiary by any act indicates its approval thereof, consent thereto, or acquiescence therein, or an order is entered appointing any such trustee or receiver, or approving the petition in any such proceedings, and such order remains in effect for more than 60 days; or

     (g) if any order is entered in any proceedings against the Company decreeing the dissolution or liquidation of the Company, and such order remains in effect for more than 60 days;

then the holder may, at its option, by notice in writing to the Company declare the Note to be, and the Note shall (subject to the right of the holder to convert the Note as provided in Section 2(b)) thereupon be and become, forthwith due and payable together with all accrued but unpaid interest thereon.

     8.  Definitions.  As used in this Note, the following terms have the
         -----------
meanings indicated:

     "Placement Agent" shall mean as such term is defined in the Subscription
      ---------------
Agreement.

     "Private Placement" shall mean the proposed private offering by the Company
      -----------------
of a minimum of 50 and a maximum of 70 units, each unit consisting of 16,667 shares of Common Stock and warrants to purchase and additional 16,667 shares of Common Stock, at a purchase price of $50,000 per unit.

     "Private Placement Securities" shall mean the securities of the Company
      ----------------------------
issued pursuant to the Private Placement.

     "Warrant" shall mean the warrant issued to the holder as part of a unit
      -------
that includes this Note.

     9.   Miscellaneous.  (a)  The rights and obligations of Payor may not be
          -------------
assigned to any other person without the express written consent of Payee.

     (b) Upon receipt of evidence satisfactory to Payor of the loss, theft, destruction or mutilation of the Note and, in the case of any such loss, theft, or destruction, upon delivery of a bond of indemnity satisfactory to Payor, or in the case of any such mutilation, upon surrender and cancellation of the Note, Payor will issue a new Note in lieu of such lost, stolen, destroyed or mutilated Note.

     (c) The person in whose name this Note is registered shall be deemed the owner hereof for all purposes. The registered holder of this Note shall not be entitled to any rights whatsoever as a stockholder of the Company except as herein provided.

     (d) No course of dealing between Payor and the holder hereof or any delay or failure on the part of the holder of this Note in exercising any rights hereunder shall operate as a waiver of any rights hereunder, except to the extent expressly waived in writing by the holder hereof.

     (e) Should any dispute arise between Payor and Payee with respect to this Note, the party prevailing in such dispute as determined by a court of competent jurisdiction shall be entitled to recover the reasonable fees and expenses of his legal counsel.

     (f) All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of Payor shall bind his successors and assigns, whether so expressed or not.

     (g) This Note shall be governed by the laws of the State of New York.

                                MULTIMEDIA GAMES, INC.



                                By:____________________________________

                              NOTICE OF CONVERSION

TO MULTIMEDIA GAMES, INC.

     The undersigned owner of this Note hereby irrevocably exercises the option to convert this Note, or portion hereof as designated below, into:

CHECK ONE

          ___ If the Private Placement has been consummated, Units consisting of shares of Common Stock and Redeemable Stock Purchase Warrants issued pursuant to the Private Placement

          ___  Conversion Units

in each case in accordance with the terms of this Note, and directs that the securities issuable and deliverable upon the conversion and any Notes representing any unconverted principal amount hereof, be issued and delivered to the undersigned unless a different name has been indicated below. If securities or Notes are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Dated _________, 19___


                                     _______________________________________
                                                   Signature

     Fill in for registration of securities or Notes if different from registered owner.


________________________                       ______________________________
       (Name)                                         SS or Tax ID No.

________________________
     (Address)

________________________                       ______________________________
Please Print Name and                            Principal Amount Converted
Address

                               FORM OF ASSIGNMENT

     (To be executed by the registered holder if such holder desires to transfer the Note)



     FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto


                 (Please print name and address of transferee)


this Note, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________________, Attorney, to transfer this Note on the books of the within named Company, with full power of substitution.

Dated:                          Signature:



                                (Signature must conform in all respects to name of the holder as specified in the face of the
                                Note)



                                ____________________________________________
                                Social Security or Tax I.D. No.